                                                                    Exhibit 4(a)

--------------------------------------------------------------------------------









                          JUNIOR SUBORDINATED INDENTURE


                                     Between


                           GOLD BANC CORPORATION, INC.


                                       and


                              BANKERS TRUST COMPANY
                                  (as Trustee)


                                   dated as of


                                __________, 1999










--------------------------------------------------------------------------------

                              GBCI CAPITAL TRUST II

        Certain Sections of this Junior Subordinated Indenture relating to Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                                           Junior Subordinated
  Act Section                                                             Indenture Section
----------------                                                          -------------------
Section 310         (a)(1)..................................................    6.9
                    (a)(2)..................................................    6.9
                    (a)(3)..................................................    Not Applicable
                    (a)(4)..................................................    Not Applicable
                    (a)(5)..................................................    6.9
                    (b).....................................................    6.8, 6.10
Section 311         (a).....................................................    6.13
                    (b).....................................................    6.13
                    (b)(2)..................................................    7.3(a)
Section 312         (a).....................................................    7.1, 7.2(a)
                    (b).....................................................    7.2(b)
                    (c).....................................................    7.2(c)
Section 313         (a).....................................................    7.3(a)
                    (a)(4)..................................................    7.3(a)
                    (b).....................................................    7.3(b)
                    (c).....................................................    7.3(a)
                    (d).....................................................    7.3(c)
Section 314         (a).....................................................    7.4
                    (b).....................................................    7.4
                    (c)(1)..................................................    1.2
                    (c)(2)..................................................    1.2
                    (c)(3)..................................................    Not Applicable
                    (e).....................................................    1.2
Section 315         (a).....................................................    6.1(a)
                    (b).....................................................    6.2, 7.3
                    (c).....................................................    6.1(b)
                    (d).....................................................    6.1(c)
                    (e).....................................................    5.14
Section 316         (a).....................................................    5.12
                    (a)(1)(A)...............................................    5.12
                    (a)(1)(B)...............................................    5.13
                    (a)(2)..................................................    Not Applicable
                    (b).....................................................    5.8
                    (c).....................................................    1.4(f)
Section 317         (a)(1)..................................................    5.3
                    (a)(2)..................................................    5.4
                    (b).....................................................    10.3
Section 318         (a).....................................................    1.7

Note:    This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----
ARTICLE I.                 DEFINITIONS AND OTHER PROVISIONS OF
                           GENERAL APPLICATION
        Section 1.1.                Definitions.............................................................      1
        Section 1.2.                Compliance Certificate and Opinions.....................................     11
        Section 1.3.                Forms of Documents Delivered to Trustee.................................     12
        Section 1.4.                Acts of Holders.........................................................     12
        Section 1.5.                Notices, Etc. to Trustee and Company....................................     14
        Section 1.6.                Notice to Holders; Waiver...............................................     15
        Section 1.7.                Conflict with Trust Indenture Act.......................................     15
        Section 1.8.                Effect of Headings and Table of Contents................................     15
        Section 1.9.                Successors and Assigns..................................................     15
        Section 1.10.               Separability Clause.....................................................     15
        Section 1.11.               Benefits of Indenture...................................................     16
        Section 1.12.               Governing Law...........................................................     16
        Section 1.13.               Non-Business Days.......................................................     16

ARTICLE II.                SECURITY FORMS
        Section 2.1.                Forms Generally.........................................................     16
        Section 2.2.                Form of Face of Security................................................     17
        Section 2.3.                Form of Reverse of Security.............................................     21
        Section 2.4.                Additional Provisions Required in Global Security.......................     24
        Section 2.5.                Form of Trustee's Certificate of Authentication.........................     25

ARTICLE III.               THE SECURITIES
        Section 3.1.                Title and Terms.........................................................     25
        Section 3.2.                Denominations...........................................................     26
        Section 3.3.                Execution, Authentication, Delivery and Dating..........................     26
        Section 3.4.                Temporary Securities....................................................     27
        Section 3.5.                Global Securities.......................................................     28
        Section 3.6.                Registration, Transfer and Exchange Generally;
                                    Certain Transfers and Exchanges;
                                    Securities Act Legends..................................................     29
        Section 3.7.                Mutilated, Lost and Stolen Securities...................................     31
        Section 3.8.                Payment of Interest and Additional Interest;
                                    Interest Rights Preserved...............................................     32
        Section 3.9.                Persons Deemed Owners...................................................     34
        Section 3.10.               Cancellation............................................................     34
        Section 3.11.               Computation of Interest.................................................     34
        Section 3.12.               Deferrals of Interest Payment Dates.....................................     34
        Section 3.13.               Right of Set-Off........................................................     35
        Section 3.14.               Agreed Tax Treatment....................................................     36
        Section 3.15.               CUSIP Numbers...........................................................     36

        Section 3.16.               Shortening of Stated Maturity...........................................     36

ARTICLE IV.                SATISFACTION AND DISCHARGE
        Section 4.1.                Satisfaction and Discharge of Indenture.................................     37
        Section 4.2.                Application of Trust Money..............................................     38

ARTICLE V.                 REMEDIES
        Section 5.1.                Events of Default.......................................................     38
        Section 5.2.                Acceleration of Maturity; Rescission and Annulment......................     39
        Section 5.3.                Collection of Indebtedness and Suits
                                    for Enforcement by Trustee..............................................     40
        Section 5.4.                Trustee May File Proofs of Claim........................................     40
        Section 5.5.                Trustee May Enforce Claim Without
                                    Possession of Securities................................................     41
        Section 5.6.                Application of Money Collected..........................................     42
        Section 5.7.                Limitation on Suits.....................................................     43
        Section 5.8.                Unconditional Right of Holders to Receive Principal,
                                    Premium and Interest; Direct Action by Holders
                                    of Preferred Securities.................................................     43
        Section 5.9.                Restoration of Rights and Remedies......................................     43
        Section 5.10.               Rights and Remedies Cumulative..........................................     43
        Section 5.11.               Delay or Omission Not Waiver............................................     44
        Section 5.12.               Control by Holders......................................................     43
        Section 5.13.               Waiver of Past Defaults.................................................     44
        Section 5.14.               Undertaking for Costs...................................................     45
        Section 5.15.               Waiver of Usury, Stay or Extension Laws.................................     45

ARTICLE VI.                THE TRUSTEE
        Section 6.1.                Certain Duties and Responsibilities.....................................     46
        Section 6.2.                Notice of Defaults......................................................     47
        Section 6.3.                Certain Rights of Trustee...............................................     47
        Section 6.4.                Not Responsible for Recitals or Issuance of Securities..................     48
        Section 6.5.                May Hold Securities.....................................................     48
        Section 6.6.                Money Held in Trust.....................................................     48
        Section 6.7.                Compensation and Reimbursements.........................................     49
        Section 6.8.                Disqualification; Conflicting Interests.................................     50
        Section 6.9.                Corporate Trustee Required;
                                    Eligibility.............................................................     50
        Section 6.10.               Resignation and Removal; Appointment
                                    of Successor............................................................     52
        Section 6.11.               Acceptance of Appointment by
                                    Successor...............................................................     51
        Section 6.12.               Merger, Conversion, Consolidation or
                                    Succession to Business..................................................     52
        Section 6.13.               Preferential Collection of Claims Against
                                    Company.................................................................     52

        Section 6.14.               Appointment of Authenticating Agent.....................................     53

ARTICLE VII.               HOLDER'S LISTS AND REPORTS BY TRUSTEE,
                           PAYING AGENT AND COMPANY
        Section 7.1.                Company to Furnish Trustee Names and
                                    Addresses of Holders....................................................     54
        Section 7.2.                Preservation of Information,
                                    Communications to Holders...............................................     54
        Section 7.3.                Reports by Trustee and Paying Agent.....................................     54
        Section 7.4.                Reports by Company......................................................     55

ARTICLE VIII.              CONSOLIDATION, MERGER, CONVEYANCE,
                           TRANSFER OR LEASE
        Section 8.1.                Company May Consolidate, Etc., Only
                                    on Certain Terms........................................................     56
        Section 8.2.                Successor Company Substituted...........................................     57

ARTICLE IX.                SUPPLEMENTAL INDENTURES
        Section 9.1.                Supplemental Indentures Without Consent
                                    of Holders..............................................................     57
        Section 9.2.                Supplemental Indentures With Consent of
                                    Holders.................................................................     58
        Section 9.3.                Execution of Supplemental Indentures....................................     59
        Section 9.4.                Effect of Supplemental Indentures.......................................     59
        Section 9.5.                Conformity with Trust Indenture Act.....................................     60
        Section 9.6.                Reference in Securities to Supplemental
                                    Indentures..............................................................     60

ARTICLE X.                 COVENANTS
        Section 10.1.               Payment of Principal, Premium and Interest..............................     60
        Section 10.2.               Maintenance of Office or Agency.........................................     60
        Section 10.3.               Money for Security Payments to be Held in
                                    Trust...................................................................     61
        Section 10.4.               Statement as to Compliance..............................................     62
        Section 10.5.               Waiver of Certain Covenants.............................................     62
        Section 10.6.               Additional Sums.........................................................     63
        Section 10.7.               Additional Covenants....................................................     63
        Section 10.8.               Federal Tax Reports.....................................................     64

ARTICLE XI.                REDEMPTION OF SECURITIES
        Section 11.1.               Applicability of This Article...........................................     64
        Section 11.2.               Election to Redeem; Notice to Trustee...................................     65
        Section 11.3.               Selection of Securities to be Redeemed..................................     65
        Section 11.4.               Notice of Redemption....................................................     65
        Section 11.5.               Deposit of Redemption Price.............................................     66
        Section 11.6.               Payment of Securities Called for Redemption.............................     66

        Section 11.7.               Right of Redemption of Securities
                                    Initially Issued to the Issuer Trust....................................     67

ARTICLE XII.               SINKING FUNDS
                                    Sinking Funds...........................................................     67

ARTICLE XIII.              SUBORDINATION OF SECURITIES
        Section 13.1.               Securities Subordinate to Senior Indebtedness...........................     67
        Section 13.2.               No Payment When Senior Indebtedness
                                    in Default; Payment Over of Proceeds
                                    Upon Dissolution, Etc...................................................     68
        Section 13.3                Payment Permitted If No Default.........................................     69
        Section 13.4.               Subrogation to Rights of Holders of
                                    Senior Indebtedness.....................................................     69
        Section 13.5.               Provisions Solely to Define Relative Rights.............................     70
        Section 13.6.               Trustee to Effectuate Subordination.....................................     70
        Section 13.7.               No Waiver of Subordination Provisions...................................     71
        Section 13.8.               Notice to Trustee.......................................................     71
        Section 13.9.               Reliance on Judicial Order or
                                    Certificate of Liquidating Agent........................................     72
        Section 13.10.              Trustee Not Fiduciary for Holders of
                                    Senior Indebtedness.....................................................     72
        Section 13.11.              Rights of Trustee as Holder of Senior
                                    Indebtedness; Preservation of Trustee's Rights..........................     72
        Section 13.12.              Article Applicable to Paying Agents.....................................     72
        Section 13.13.              Certain Conversions or Exchanges
                                    Deemed Payment..........................................................     73

        ANNEX A                     Form of Restricted Securities Certificate

                          JUNIOR SUBORDINATED INDENTURE
                          -----------------------------

         THIS JUNIOR SUBORDINATED INDENTURE, dated as of __________, 1999 between GOLD BANC CORPORATION, INC., a Kansas corporation (the "Company"), having its principal office at 11301 Nall Avenue, Leawood, Kansas, 66211 and BANKERS TRUST COMPANY, as Trustee, having its principal office at Four Albany Street, 4th Floor, New York, New York 10006 (the "Trustee").

                             RECITALS OF THE COMPANY

         WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its unsecured junior subordinated deferrable interest debentures due ____________, 2029 (the "Securities") of substantially the tenor hereinafter provided, including Securities issued to evidence loans made to the Company from the proceeds from the issuance from time to time by GBCI Capital Trust II, a Delaware business trust (the "Issuer Trust") of undivided preferred beneficial interests in the assets of such Issuer Trust (the "Preferred Securities") and common undivided interests in the assets of such Issuer Trust (the "Common Securities" and, collectively with the Preferred Securities, the "Trust Securities"), and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered; and

         WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders (as such term is defined in Section 1.1 hereof) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, and intending to be legally bound hereby, as follows:

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 1.1.      Definitions.

        For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article I have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

         (d) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect at the time of computation;

         (e) whenever the context may require, any gender shall be deemed to include the other;

         (f) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

         (g) the words "hereby", "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "25% Capital Limitation" means the limitation imposed by the Federal Reserve that the proceeds of certain qualifying securities similar to the Trust Securities will qualify as Tier 1 capital of the Company up to an amount not to exceed, when taken together with all cumulative preferred stock of the Company, if any, 25% of the Company's Tier 1 capital, or any subsequent limitation adopted by the Federal Reserve.

         "Act" when used with respect to any Holder has the meaning specified in
Section 1.4.

         "Additional Interest" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security.

         "Additional Sums" has the meaning specified in Section 10.6.

         "Additional Taxes" means any additional taxes, duties and other governmental charges to which the Issuer Trust has become subject from time to time as a result of a Tax Event.

         "Administrator" means, in respect of the Issuer Trust, each Person appointed in accordance with the Trust Agreement, solely in such Person's capacity as Administrator of the Issuer Trust and not in such Person's individual capacity, or any successor Administrator appointed as therein provided.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent Member" means any member of, or participant in, the Depositary.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities.

         "Board of Directors" means the board of directors of the Company or the executive committee of the board of directors of the Company (or any other committee of the board of directors of the Company performing similar functions) or, for purposes of this Indenture, a committee designated by the board of directors of the Company (or such committee), comprised of two or more members of the board of directors of the Company or officers of the Company, or both.

         "Board Resolution" means a copy of a resolution certified by the Secretary or any Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in the State of Kansas or the City of New York are authorized or required by law or executive order to remain closed, or (c) a day on which the Corporate Trust Office of the Trustee, or, with respect to the Securities initially issued to the Issuer Trust, the "Corporate Trust Office" (as defined in the Trust Agreement) of the Property Trustee or the Delaware Trustee under the Trust Agreement, is closed for business.

         "Capital Treatment Event" means, in respect of the Issuer Trust, the reasonable determination by the Company that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the date of the issuance of the Preferred Securities of the Issuer Trust, there is more than an insubstantial risk that the Company will not be entitled to treat an amount equal to the Liquidation Amount (as such term is defined in the Trust Agreement) of such Preferred Securities as "Tier 1 Capital" (or the then equivalent thereof), except as otherwise restricted under the 25% Capital Limitation, for purposes of the risk-based capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Company.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Common Securities" has the meaning specified in the first recital of this Indenture.

         "Common Stock" means the common stock, $1.00 par value per share, of the Company.

         "Company" means the Person named as the "Company" in the preamble of this instrument until a successor entity shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor entity.

         "Company Request" and "Company Order" mean, respectively, the written request or order signed in the name of the Company by any Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, its Chief Executive Officer, President or a Vice President, and by its Chief Financial Officer, its Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at Four Albany Street, 4th Floor, New York, New York 10006.

         "Creditor" has the meaning specified in Section 6.7.

         "Defaulted Interest" has the meaning specified in Section 3.8.

         "Delaware Trustee" means, with respect to the Issuer Trust, the Person identified as the "Delaware Trustee" in the Trust Agreement, solely in its capacity as Delaware Trustee of the Issuer Trust under the Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as therein provided.

         "Depositary" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 3.1 (or any successor thereto).

         "Discount Security" means any security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

         "Dollar" or "$" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

         The term "entity" includes a bank, corporation, association, company, limited liability company, joint-stock company or business trust.

         "Event of Default," has the meaning specified in Article V.

         "Exchange Act" means the Securities Exchange Act of 1934 and any successor statute thereto, in each case as amended from time to time.

         "Expiration Date" has the meaning specified in Section 1.4.

         "Extension Period" has the meaning specified in Section 3.12.

         "Federal Reserve" means Board of Governors of the Federal Reserve
System.

         "Global Security" means a Security in the form prescribed in Section
2.4 evidencing all or part of the Securities, issued to the Depositary or its nominee, and registered in the name of such Depositary or its nominee.

         "Guarantee" means, with respect to the Issuer Trust, the Guarantee Agreement, dated ___________, 1999, executed by the Company for the benefit of the Holders of the Preferred Securities issued by the Issuer Trust as modified, amended or supplemented from time to time.

         "Holder" means a Person in whose name a Security is registered in the Securities Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Institutional Accredited Investor" means an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on such Securities.

         "Investment Company Act" means the Investment Company Act of 1940 and any successor statute thereto, in each case as amended from time to time.

         "Investment Company Event" means the receipt by the Issuer Trust of an Opinion of Counsel, rendered by counsel experienced in such matters, to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Issuer Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Preferred Securities of the Issuer Trust.

         "Issuer Trust" has the meaning specified in the first recital of this Indenture.

         "Liquidation Amount" has the meaning assigned in the Trust Agreement.

         "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Notice of Default" means a written notice of the kind specified in
Section 5.1(c).

         "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chairman of the Board, Chief Executive Officer, President or a Vice President, and by the Chief Financial Officer, Treasurer, an Associate Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of such Person, and delivered to the Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (a) a statement by each officer signing the Officers' Certificate that such officer has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officers' Certificate;

         (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with;

provided, however, that the Officers' Certificate delivered pursuant to the provisions of Section 10.4 hereof shall comply with the provisions of Section 314 of the Trust Indenture Act.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company or any Affiliate of the Company.

         "Original Issue Date" means the date of issuance specified as such in each Security.

         "Outstanding" means, when used in reference to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (b) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; and

         (c) Securities in substitution for or in lieu of other Securities which have been authenticated and delivered or that have been paid pursuant to Section 3.6, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor (other than, for the avoidance of doubt, the Issuer Trust to which Securities of the applicable series were initially issued) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor (other than, for the avoidance of doubt, the Issuer Trust). Upon the written request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company, or any other obligor on the Securities or any Affiliate of the Company or such obligor (other than, for the avoidance of doubt, the Issuer Trust), and, subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

         "Outstanding Preferred Securities" means the $ 28,750,000 aggregate liquidation amount of 8.75% Preferred Securities issued by GBCI Capital Trust.

         "Paying Agent" means the Trustee or any Person authorized by the Company to pay the principal of (or premium, if any) or interest on, or other amounts in respect of any Securities on behalf of the Company.

         "Person" means any individual, partnership, trust, unincorporated organization or entity (as defined herein) or government or any agency or political subdivision thereof.

         "Place of Payment" means, with respect to the Securities, the place or places where the principal of (and premium, if any) and interest on the Securities are payable pursuant to Section 3.1.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security. For the purposes of this definition, any security authenticated and delivered under Section 3.7 in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Preferred Securities" has the meaning specified in the first recital of this Indenture.

         "Principal Subsidiary Bank" means each of (a) Exchange National Bank, Provident Bank, f.s.b, Farmers National Bank, Peoples National Bank, Citizens State Bank and Trust Company, First National Bank in Alma, Farmers State Bank, The First State Bank and Trust Company, Peoples State Bank, The Trust Company, and Citizens Bank of Tulsa, (b) any other banking subsidiary of the Company the consolidated assets of which constitute 20% or more of the consolidated assets of the Company and its consolidated subsidiaries, (c) any other banking subsidiary designated as a Principal Subsidiary Bank pursuant to a Board Resolution and set forth in an Officers' Certificate delivered to the Trustee, and (d) any subsidiary of the Company that owns, directly or indirectly, any voting securities, or options, warrants or rights to subscribe for or purchase voting securities, of any Principal Subsidiary Bank under clause (a), (b) or
(c), and in the case of clause (a), (b), (c) or (d) their respective successors (whether by consolidation, merger, conversion, transfer of substantially all their assets and business or otherwise) so long as any such successor is a banking subsidiary (in the case of clause (a), (b) or (c)) or a subsidiary (in the case of clause (d)) of the Company.

         "Proceeding" has the meaning specified in Section 13.2.

         "Property Trustee" means, with respect to the Issuer Trust, the Person identified as the "Property Trustee" in the Trust Agreement, solely in its capacity as Property Trustee of the Issuer Trust under the Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or the terms of such Security.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities means, unless otherwise provided pursuant to
Section 3.1 with respect to the Securities, the close of business on March 15, June 15, September 15 or December 15 next preceding such Interest Payment Date (whether or not a Business Day).

         "Responsible Officer", when used with respect to the Property Trustee means any officer assigned to the Corporate Trust Office, including any managing director, principal, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Restricted Security" means each Security required pursuant to Section 3.6(c) to bear a Restricted Securities Legend.

         "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex A.

         "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 2.2 to be placed upon a Restricted Security.

         "Rights Plan" means any plan of the Company providing for the issuance by the Company to all holders of its Common Stock, $1.00 par value per share, of rights entitling the holders thereof to subscribe for or purchase shares of any class or series of capital stock of the Company which rights (a) are deemed to be transferred with such shares of such Common Stock, (b) are not exercisable, and (c) are also issued in respect of future issuances of such Common Stock, in each case until the occurrence of a specified event or events.

         "Securities" or "Security" means any debt securities or debt security, as the case may be, authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933 and any successor statute thereto, in each case as amended from time to time.

         "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.6.

         "Senior Indebtedness" means, whether recourse is to all or a portion of the assets of the Company and whether or not contingent, (a) every obligation of the Company for money borrowed; (b) every obligation of the Company evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses;
(c) every reimbursement obligation of the Company with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company; (d) every obligation of the Company issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (e) every capital lease obligation of the Company; (f) every obligation of the Company for claims (as defined in Section 101(4) of the United States Bankruptcy Code of 1978, as amended) in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements; and (g) every obligation of the type referred to in clauses (a) through (f) of another person and all dividends of another person the payment of which, in either case, the Company has guaranteed or is responsible or liable, directly or indirectly, as obligor or otherwise. Without limiting the generality of the foregoing, Senior Indebtedness shall include __________________. Senior Indebtedness shall not include (a) any obligations which, by their terms, are expressly stated to rank pari passu in right of payment with, or to not be superior in right of payment to, the Junior Subordinated Debentures, (b) any Senior Indebtedness of the Company which when incurred and without respect to any election under
Section 1111(b) of the United States Bankruptcy Code of 1978, as amended, was without recourse to the Company, (c) any indebtedness of the Company to any of its subsidiaries, (d) indebtedness to any executive officer or director of the Company, or (e) any indebtedness in respect of debt securities issued to any trust, or a trustee of such trust, partnership or other entity affiliated with the Company that is a financing entity of the Company in connection with the issuance of such financing entity of securities that are similar to the Preferred Securities, including the obligations associated with the Outstanding Preferred Securities.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.8.

         "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified pursuant to the terms of such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may, in the case of such principal, be shortened or extended as provided pursuant to the terms of such Security and this Indenture.

         "Subsidiary" means an entity more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock that ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.7 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Tax Event" means the receipt by the Issuer Trust of an Opinion of Counsel, rendered by counsel experienced in such matters, to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Preferred Securities of the Issuer Trust, there is more than an insubstantial risk that (a) the Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the corresponding series of Securities issued by the Company to the Issuer Trust, (b) interest payable by the Company on the Securities is not, or within 90 days of the delivery of such Opinion of Counsel will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes, or (c) the Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of __________, 1999, as amended, modified or supplemented from time to time, among the trustees of the Issuer Trust named therein, the Company, as depositor, and the holders from time to time of undivided beneficial ownership interests in the assets of the Issuer Trust.

         "Trustee" means the Person named as the "Trustee" in the preamble of this Indenture, solely in its capacity as such and not in its individual capacity, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities shall mean the Trustee with respect to Securities.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, or any successor statute, in each case as amended from time to time, except as provided in Section 9.5.

         "Trust Securities" has the meaning specified in the first recital of this Indenture.

         "Vice President," when used with respect to the Company, means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

Section 1.2.      Compliance Certificate and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 10.4) shall include:

         (a) a statement by each individual signing such certificate or opinion that such individual has read such covenant or condition and the definitions herein relating thereto;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions of such individual contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

Section 1.3.      Forms of Documents Delivered to Trustee.

         (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4.      Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.4.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a Person acting in other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

         (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be provided in any other manner that the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

         (d) The ownership of Securities shall be proved by the Securities Register.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (f) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not set a record date for, and the provisions of this Section 1.4(f) shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in
Section 1.4(g). If any record date is set pursuant to this Section 1.4(f), the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date, provided, however that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this Section 1.4(f) shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this Section 1.4(f) (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this Section 1.4(f) shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this Section 1.4(f), the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in
Section 1.6.

         (g) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(b), or (iv) any direction referred to in Section 5.12, in each case with respect to Securities. If any record date is set pursuant to this
Section 1.4(g), the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, provided, however that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this Section 1.4(g) shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this Section 1.4(g) (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect) and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in
Section 1.6.

         (h) With respect to any record date set pursuant to this Section 1.4, the party hereto that sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.6 on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this Section 1.4(h). Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         (i) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 1.5.      Notices, Etc. to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

         (a) the Trustee by any Holder, any holder of Preferred Securities or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (b) the Company by the Trustee, any Holder or any holder of Preferred Securities shall be sufficient for every purpose (except as otherwise provided in Section 5.1) hereunder if in writing and mailed, first class, postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.6.      Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If, by reason of the suspension of or irregularities in regular mail services or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when said notice is required to be given pursuant to any provision of this Indenture or of the Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.7.      Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required thereunder to be a part of and govern this Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 1.8.      Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.9.      Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.10.     Separability Clause.

         If any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11.     Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the holders of Senior Indebtedness, the Holders of the Securities and, to the extent expressly provided in Sections 5.2, 5.8, 5.9, 5.11, 5.13, 9.1 and 9.2, the holders of Preferred Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12.     Governing Law.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 1.13.     Non-Business Days.

         If any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal (and premium, if any) or other amounts in respect of such Security need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity).

                                   ARTICLE II

                                 SECURITY FORMS

Section 2.1.      Forms Generally.

         (a) The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article II, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such securities, as evidenced by their execution of the Securities. If the form of Securities is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 with respect to the authentication and delivery of such Securities.

         (b) The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange on which the Securities may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         (c) Securities distributed to holders of Global Preferred Securities (as defined in the Trust Agreement) upon the dissolution of the Issuer Trust shall be distributed in the form of one or more Global Securities registered in the name of a Depositary or its nominee, and deposited with the Securities Registrar, as custodian for such Depositary, or with such Depositary, for credit by the Depositary to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Securities distributed to holders of Preferred Securities other than Global Preferred Securities upon the dissolution of the Issuer Trust shall not be issued in the form of a Global Security or any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

Section 2.2.      Form of Face of Security.

                           GOLD BANC CORPORATION, INC.

_____% Junior Subordinated Deferrable Interest Debentures due ____________, 2029

         [If the Security is a Restricted Security, insert - THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY AN INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT,
(I) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (B) BY AN INITIAL INVESTOR THAT IS A QUALIFIED INSTITUTIONAL BUYER OR BY ANY SUBSEQUENT INVESTOR, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS. SECURITIES OWNED BY AN INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER MAY NOT BE HELD IN GLOBAL FORM AND MAY NOT BE

TRANSFERRED WITHOUT CERTIFICATION THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS, AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THE SECURITIES.]



No.                                                              $__________

         Gold Banc Corporation, Inc., a Kansas corporation (hereinafter called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to GBCI Capital Trust II, or registered assigns, the principal sum of __________ Dollars on ____________, 2029, or such other principal amount represented hereby as may be set forth in the records of the Securities Registrar hereinafter referred to in accordance with the Indenture provided that the Company may shorten the Stated Maturity of the principal of this Security to a date not earlier than ____________, 2004. The Company further promises to pay interest on said principal from __________, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 31, June 30, September 30 and December 31 of each year, commencing ____________, 1999 at the rate of _____% per annum, together with Additional Sums, if any, as provided in Section 10.6 of the Indenture, until the principal hereof is paid or duly provided for or made available for payment; provided that any overdue principal, premium or Additional Sums and any overdue installment of interest shall bear Additional Interest at the rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), compounded quarterly from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. The amount of interest payable for any full interest period shall be computed by dividing the applicable rate per annum by four. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the 15th day of March, June, September and December (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of this Security, from time to time to defer the payment of interest on this Security for up to 20 consecutive quarterly interest payment periods with respect to each deferral period (each an "Extension Period"), during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which the Company shall pay all interest then accrued and unpaid including Additional Interest, as provided below; provided however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Security, as then in effect, and no such Extension Period may end on a date other than an Interest Payment Date; and provided further, however, that during any such Extension Period, the Company shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, or (b) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to this Security, including the Company's obligation associated with the Outstanding Preferred Securities (other than (i) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period,
(ii) as a result of a reclassification, an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (iv) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (v) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Extension Period shall exceed 20 consecutive quarterly interest payment periods, extend beyond the Stated Maturity of the principal of this Security or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. No interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest (to the extent that the payment of such interest shall be legally enforceable) at the rate of _____% per annum, compounded quarterly and calculated as set forth in the first paragraph of this Security, from the date on which such amounts would otherwise have been due and payable until paid or made available for payment. The Company shall give the Holder of this Security and the Trustee notice of its election to begin any Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral or so long as such securities are held by GBCI Capital Trust II, or at least one Business Day prior to the earlier of (a) the next succeeding date on which Distributions on the Preferred Securities of the Issuer Trust would be payable but for such deferral, and (b) the date on which the Property Trustee of the Issuer Trust is required to give notice to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided however, that at the option of the Company payment of interest may be made (a) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register, or (b) if to a Holder of $1,000,000 or more in aggregate principal amount of this Security, by wire transfer in immediately available funds upon written request to the Trustee not later than 15 calendar days prior to the date on which the interest is payable.

         The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payments to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or facsimile signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                              GOLD BANC CORPORATION, INC.


                                              By:
                                                 ---------------------------
                                              Name:
                                              Title:

Attest:


--------------------------------
Secretary or Assistant Secretary

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

         Dated:

                                              BANKERS TRUST COMPANY,
                                              as Trustee

                                              By:
                                                 ---------------------------
                                              Name:
                                              Title:


Section 2.3.      Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued under the Junior Subordinated Indenture, dated as of __________, 1999 (herein called the "Indenture"), between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $____________.

         All terms used in this Security that are defined in the Indenture or, if not defined in the Indenture, in the Amended and Restated Trust Agreement dated as of __________, 1999 (as modified, amended or supplemented from time to time the "Trust Agreement"), relating to GBCI Capital Trust II (the "Issuer Trust") among the Company, as Depositor, the Trustees named therein and the Holders from time to time of the Trust Securities issued pursuant thereto shall have the meanings assigned to them in the Indenture or the Trust Agreement, as the case may be.

         The Company has the right to redeem this Security (a) on or after ____________, 2004, in whole at any time or in part from time to time, or (b) in whole (but not in part), at any time within 90 days following the occurrence and during the continuation of a Tax Event, Investment Company Event, or Capital Treatment Event, in each case at the Redemption Price described below, and subject to possible regulatory approval. The Redemption Price shall equal 100% of the principal amount hereof being redeemed, together with accrued interest to but excluding the date fixed for redemption.

         In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         [If applicable, insert - The Indenture contains provisions for defeasance at any time [of the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance by the Company with certain conditions set forth in the Indenture.]

         The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         [If the Security is not a Discount Security, insert - As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, if upon an Event of Default, the Trustee or such Holders fail to declare the principal of all the Outstanding Securities to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have the right to make such declaration by a notice in writing to the Company and the Trustee; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Securities shall become immediately due and payable, provided that the payment of principal and interest

(including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII of the Indenture.]

         [If the Security is a Discount Security, insert - As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare an amount of principal of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, if upon an Event of Default, the Trustee or such Holders fail to declare such principal amount of the Outstanding Securities to be immediately due and payable, the Holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have the right to make such declaration by a notice in writing to the Company and the Trustee. The principal amount payable upon such acceleration shall be equal to [insert formula for determining the amount]. Upon any such declaration, such amount of the principal of and the accrued interest (including any Additional Interest) on all the Securities shall become immediately due and payable, provided that the payment of such principal and interest (including any Additional Interest) on all the Securities shall remain subordinated to the extent provided in Article XIII of the Indenture. Upon payment (a) of the amount of principal so declared due and payable and (b) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on this Security shall terminate.]

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest (including Additional Interest) on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained under Section 10.2 of the Indenture for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agrees that for United States federal, state and local tax purposes it is intended that this Security constitute indebtedness.

         THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         THIS SECURITY IS A DIRECT AND UNSECURED OBLIGATION OF THE COMPANY, DOES NOT EVIDENCE DEPOSITS AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER INSURER OR GOVERNMENT AGENCY.

Section 2.4.      Additional Provisions Required in Global Security.

         Unless otherwise specified as contemplated by Section 3.1, any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3, bear a legend in substantially the following form:

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Section 2.5.      Form of Trustee's Certificate of Authentication.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.


         Dated:                                BANKERS TRUST COMPANY,
                                                        as Trustee


                                               By:
                                                  --------------------------
                                                     Authorized Signatory



                                   ARTICLE III

                                 THE SECURITIES

Section 3.1.      Title and Terms.

         (a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is $____________.

         (b) Subject to Section 3.16, the Securities' Stated Maturity shall be ____________, 2029.

         (c) The Securities, established pursuant to a Board Resolution, shall bear interest at a per annum rate equal to _____% from __________, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly (subject to deferral as set forth in Section 3.12), in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing ____________, 1999, until the principal thereof is paid or made available for payment. Interest will compound quarterly and will accrue at a per annum rate equal to 8.50% to the extent permitted by applicable law, on any interest installment in arrears for more than one quarterly period or during an extension of an interest payment period as set forth below in Section 3.12.

         (d) The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Paying Agent in the United States maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) if to a Holder of $1,000,000 or more in aggregate principal amount of this Security, by wire transfer in immediately available funds upon written request to the Trustee not later than 15 calendar days prior to the date on which the interest is payable, at such place and to such account as may be designated by the Person entitled thereto as specified in the Security Register.

         (e) Securities may be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Securities shall be The Depository Trust Company.

         (f) The securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XIII.

Section 3.2.      Denominations.

         The Securities shall be in registered form without coupons and shall be issuable in denominations of $__ and any integral multiple thereof.

Section 3.3.      Execution, Authentication, Delivery and Dating.

         (a) The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, President or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         (b) Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (i) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

                  (ii) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

                  (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (c) If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

         (d) Notwithstanding the provisions of Section 3.1 and Section 3.3(b), if all Securities are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to
Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to Section 3.3(b) at or prior to the authentication of each Security if such documents are delivered at or prior to the authentication upon original issuance of the first Security to be issued.

         (e) Each Security shall be dated the date of its authentication.

         (f) No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual or facsimile signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.10, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.4.      Temporary Securities.

         (a) Pending the preparation of definitive Securities, the Company may execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         (b) If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive securities, of any authorized denominations having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

Section 3.5.      Global Securities.

         (a) Each Global Security issued under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary advises the Trustee in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Security, and the Company is unable to locate a qualified successor within 90 days of receipt of such notice from the Depositary, (ii) the Company executes and delivers to the Trustee a Company Order stating that the Company elects to terminate the book-entry system through the Depositary, or (iii) there shall have occurred and be continuing an Event of Default.

         (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article III. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either
(i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article III or (ii) the principal amount thereof shall be reduced, or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security by the Depositary, accompanied by registration instructions, the Trustee shall, subject to Section 3.6(b) and as otherwise provided in this Article III, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) in accordance with the instructions of the Depositary. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

         (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this

Article III, Section 9.6 or 11.6 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

         (e) The Depositary or its nominee, as the registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or agent. Neither the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary.

         (f) The rights of owners of beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its Agent Members.

Section 3.6. Registration, Transfer and Exchange Generally; Certain Transfers and Exchanges; Securities Act Legends.

         (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and transfers of Securities. Such register is herein sometimes referred to as the "Securities Register." The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the offices or agencies of the Company designated for that purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations of like tenor and aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations, of like tenor and aggregate principal amount and bearing such restrictive legends as may be required by this Indenture, upon surrender of the Securities to be exchanged at such office or agency. Whenever any securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

         All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         Every Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

         No service charge shall be made to a Holder for any transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

         Neither the Company nor the Trustee shall be required, pursuant to the provisions of this Section, (i) to issue, exchange or register the transfer of any Security during a period beginning at the opening of business 15 days before the day of selection for redemption of Securities pursuant to Article XI and ending at the close of business on the day of mailing of the notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any such Security to be redeemed in part, any portion thereof not to be redeemed.

         (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture, transfers and exchanges of Securities and beneficial interests in a Global Security shall be made only in accordance with this Section 3.6(b).

                  (i) Restricted Non-Global Security to Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Security, such transfer may be effected only in accordance with the provisions of this clause (b)(i) and subject to the Applicable Procedures. Upon receipt by the Securities Registrar of (A) such Security as provided in Section 3.6(a) and instructions satisfactory to the Securities Registrar directing that a beneficial interest in the Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and (B) a Restricted Securities Certificate duly executed by such Holder or such Holder's attorney duly authorized in writing, then the Securities Registrar shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 3.6(a) and increase the aggregate principal amount of the Global Security by the specified principal amount as provided in Section 3.5(c).

                  (ii) Non-Global Security to Non-Global Security. A Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 3.6(a), provided that if the Security to be transferred in whole or in part is a Restricted Security, the Securities Registrar shall have received a Restricted Securities Certificate duly executed by the transferor Holder or such Holder's attorney duly authorized in writing.

                  (iii) Exchanges Between Global Security and Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 3.5.

                  (iv) Certain Initial Transfers of Non-Global Securities. In the case of Securities initially issued other than in global form, an initial transfer or exchange of such

         Securities that does not involve any change in beneficial ownership may be made to an Institutional Accredited Investor or Investors as if such transfer or exchange were not an initial transfer or exchange; provided, however that written certification shall be provided by the transferee and transferor of such Securities to the Securities Registrar that such transfer or exchange does not involve a change in beneficial ownership.

         (c) Restricted Securities Legend. Except as set forth below, all Securities shall bear a Restricted Securities Legend:

                  (i) subject to the following clauses of this Section 3.6(c), a Security or any portion thereof that is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Restricted Securities Legend while represented thereby;

                  (ii) subject to the following clauses of this Section 3.6(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall, if such new Security is required pursuant to Section 3.6(b)(ii) or (iii) to be issued in the form of a Restricted Security, bear a Restricted Securities Legend;

                  (iii) a new Security (other than a Global Security) that does not bear a Restricted Security Legend may be issued in exchange for or in lieu of a Restricted Security or any portion thereof that bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the written direction of the Company in the form of an Officer's Certificate, shall authenticate and deliver such a new Security as provided in this Article III;

                  (iv) notwithstanding the foregoing provisions of this Section 3.6(c), a Successor Security of a Security that does not bear a Restricted Securities Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the written direction of the Company in the form of an Officer's Certificate, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article III; and

                  (v) Securities distributed to a holder of Preferred Securities upon dissolution of an Issuer Trust shall bear a Restricted Securities Legend if the Preferred Securities so held bear a similar legend.

Section 3.7.      Mutilated, Lost and Stolen Securities.

         (a) If any mutilated Security, including any temporary Securities, is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security, of like tenor and aggregate principal amount, bearing the same legends, and bearing a number not contemporaneously outstanding.

         (b) If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser or a protected purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security, of like tenor and aggregate principal amount and bearing the same legends as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

         (c) If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         (d) Upon the issuance of any new Security under this Section 3.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         (e) Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.8. Payment of Interest and Additional Interest; Interest Rights Preserved.

         (a) Interest and Additional Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities, except that, unless otherwise provided in the Securities, interest payable on the Stated Maturity of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security that is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to Section 3.1 with respect to the Securities.

         (b) Any interest on any Security that is due and payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

                  (i) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and which shall be fixed at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Security at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

                  (ii) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities in respect of which interest is in default may be listed and, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (ii), such payment shall be deemed practicable by the Trustee.

         (c) Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue interest, that were carried by such other Security.

Section 3.9.      Persons Deemed Owners.

         (a) The Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.8) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         (b) No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

Section 3.10.     Cancellation.

         All Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities, and Securities surrendered directly to the Trustee for any such purpose, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.10, except as expressly permitted by this Indenture. All canceled Securities shall be destroyed by the Trustee and the Trustee shall deliver to the Company a certificate of such destruction.

Section 3.11.     Computation of Interest.

         Interest on the Securities for any period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any partial month in such period, and interest on the Securities for a full period shall be computed by dividing the rate per annum by the number of interest periods that together constitute a full twelve months.

Section 3.12.     Deferrals of Interest Payment Dates.

         (a) So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of the Securities, from time to time to defer the payment of interest on such Securities for such period or periods (each an "Extension Period") not to exceed the number of consecutive interest periods that equal 20 consecutive quarterly periods with respect to each Extension Period, during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period, the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities; and provided further, however, that, during any such Extension Period, the Company shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Securities, including the Company's obligations associated with the Outstanding Preferred Securities (other than (A) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period,
(B) as a result of a reclassification, an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (C) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (D) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (E) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Event of Default has occurred and is continuing and provided further, that no Extension Period shall exceed the period or periods specified in such Securities, extend beyond the Stated Maturity of the principal of such Securities or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest. The Company shall give the Holders of the Securities and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on Securities would be payable but for such deferral or, with respect to any Securities issued to the Issuer Trust, so long as any such Securities are held by the Issuer Trust, at least one Business Day prior to the earlier of (x) the next succeeding date on which Distributions (as defined in the Trust Agreement) on the Preferred Securities of the Issuer Trust would be payable but for such deferral, and (y) the date on which the Property Trustee of the Issuer Trust is required to give notice to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date.

         (b) The Trustee shall promptly give notice of the Company's election to begin any such Extension Period to the Holders of the Outstanding Securities.

Section 3.13.     Right of Set-Off.

         With respect to the Securities initially issued to the Issuer Trust, notwithstanding anything to the contrary herein, the Company shall have the right to set off any payment it is otherwise required to make in respect of any such Security to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee or to a holder of Preferred Securities pursuant to an action undertaken under Section 5.8 of this Indenture.

Section 3.14.     Agreed Tax Treatment.

         Each Security issued hereunder shall provide that the Company and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States federal, state and local tax purposes it is intended that such Security constitutes indebtedness.

Section 3.15.     CUSIP Numbers.

         The Company, in issuing the Securities, may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notice of redemption and other similar or related materials as a convenience to Holders; provided that any such notice or other materials may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other materials and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

Section 3.16.     Shortening of Stated Maturity.

         The Company shall have the right to shorten the Stated Maturity of the principal of the Securities at any time to any date not earlier than ____________, 2004, provided that the Company shall give notice to the Holders, the Trustee and, in the case of Securities issued to an Issuer Trust, the Issuer Trust of such shortening no less than 90 days prior to the effectiveness thereof.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 4.1.      Satisfaction and Discharge of Indenture.

         This Indenture shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and as otherwise provided in this Section 4.1) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

         (a)      either

                  (i) all Securities theretofore authenticated and delivered (other than (A) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.7 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 10.3) have been delivered to the Trustee for cancellation; or

                  (ii) all such Securities not theretofore delivered to the Trustee for cancellation

                           (A) have become due and payable,

                           (B) will become due and payable at their Stated
                  Maturity within one year of the date of deposit, or

                           (C) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

and the Company, in the case of subclause (ii)(A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Securities are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for the principal (and premium, if any) and interest (including any Additional Interest) to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

Section 4.2.      Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest and Additional Interest for the payment of which such money or obligations have been deposited with or received by the Trustee.

                                    ARTICLE V

                                    REMEDIES

Section 5.1.      Events of Default.

         "Event of Default", wherever used herein with respect to the Securities, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any interest upon any Security, including any Additional Interest in respect thereof, when it becomes due and payable and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of an Extension Period);

         (b) default in the payment of the principal of (or premium, if any, on) any Security at its Stated Maturity;

         (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Securities or in this Indenture for a period of 90 days after the date on which written notice of such failure (a "Notice of Default"), requiring the Company to remedy the same, shall have been given to the Company by the Trustee by registered or certified mail or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

         (d) the occurrence of the appointment of a receiver or other similar official in any liquidation, insolvency or similar proceeding with respect to the Company or all or substantially all of its property; or a court or other governmental agency shall enter a decree or order appointing a receiver or similar official and such decree or order shall remain unstayed and undischarged for a period of 60 days.

Section 5.2.      Acceleration of Maturity; Rescission and Annulment.

         (a) If an Event of Default (other than an Event of Default specified in Section 5.1(d)) with respect to Securities at the time Outstanding occurs and is continuing, then, and in every such case, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount (or, if the Securities are Discount Securities, such portion of the principal amount as may be specified in the terms) of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided, however that, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities fail to declare the principal of all the Outstanding Securities to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount (as defined in the Trust Agreement) of the Preferred Securities issued by the Issuer Trust then outstanding shall have the right to make such declaration by a notice in writing to the Company and the Trustee; and upon any such declaration such principal amount (or specified portion thereof) of and the accrued interest (including any Additional Interest) on all the Securities shall become immediately due and payable. If an Event of Default specified in Section 5.1(d) with respect to Securities at the time Outstanding occurs, the principal amount of all the Securities (or, if the Securities are Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. Payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII notwithstanding that such amount shall become immediately due and payable as herein provided.

         (b) At any time after such a declaration of acceleration with respect to the Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V, provided the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                           (A) all overdue installments of interest on all
                  Securities;

                           (B) any accrued Additional Interest on all
                  Securities;

                           (C) the principal of (and premium, if any, on) any
                  Securities that have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Securities; and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (ii) all Events of Default with respect to Securities, other than the non-payment of the principal of Securities that has become due solely by such acceleration, have been cured or waived as provided in
         Section 5.13.

         (c) If the Holders of Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount (as defined in the Trust Agreement) of Preferred Securities issued by the Issuer Trust then outstanding shall also have the right to rescind and annul such declaration and its consequences by written notice to the Company and the Trustee, subject to the satisfaction of the conditions set forth in clauses (a) and (b) above of this Section 5.2.

         (d) No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.3       Collection of Indebtedness and Suits for Enforcement by
                  Trustee.

         (a) The Company covenants that if:

                  (i) default is made in the payment of any installment of interest (including any Additional Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days or

                  (ii) default is made in the payment of the principal of (and premium, if any, on) any Security at the Stated Maturity thereof,

then the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Securities, the whole amount then due and payable on the Securities for principal (and premium, if any) and interest (including any Additional Interest), and, in addition thereto, all amounts owing the Trustee under Section 6.7.

         (b) If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         (c) If an Event of Default with respect to Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4.      Trustee May File Proofs of Claim.

         In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial or administrative proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors,

         (a) the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any) or interest (including any Additional Interest)) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (including any Additional Interest) owing and unpaid in respect to the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under Section 6.7 allowed in any such judicial or administrative proceedings; and

                  (ii) in particular, the Trustee shall be authorized to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

         (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator, conservator (or other similar official) in any such judicial or administrative proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 5.5.      Trustee May Enforce Claim Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, subject to Article XIII and after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under
Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.6.      Application of Money Collected.

         Any money or property collected or to be applied by the Trustee with respect to the Securities pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (and premium, if any) or interest (including any Additional Interest), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.7;

         SECOND: Subject to Article XIII, to the payment of the amounts then due and unpaid upon Securities for principal (and premium, if any) and interest (including any Additional Interest) in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest (including any Additional Interest), respectively; and

         THIRD: The balance, if any, to the Person or Persons entitled thereto.

Section 5.7.      Limitation on Suits.

         Subject to Section 5.8, no Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

         (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities, as herein before provided;

         (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 5.8.      Unconditional  Right of Holders to Receive  Principal,
                  Premium and Interest; Direct Action by Holders of Preferred Securities.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 3.8 and 3.12) interest (including any Additional Interest) on such Security on the Stated Maturity (or in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. Any registered holder of the Preferred Securities issued by the Issuer Trust shall have the right, upon the occurrence of an Event of Default described in Section 5.1(a) or 5.1(b), to institute a suit directly against the Company for enforcement of payment to such holder of principal of (and premium, if any) and (subject to Sections 3.8 and 3.12) interest (including any Additional Interest) on the Securities having a principal amount equal to the aggregate Liquidation Amount (as defined in the Trust Agreement) of such Preferred Securities held by such holder.

Section 5.9.      Restoration of Rights and Remedies.

         If the Trustee, any Holder or any holder of Preferred Securities issued by the Issuer Trust has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Preferred Securities, then, and in every such case, the Company, the Trustee, such Holders and such holder of Preferred Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, such Holder and such holder of Preferred Securities shall continue as though no such proceeding had been instituted.

Section 5.10.     Rights and Remedies Cumulative.

         Except as otherwise provided in the last paragraph of Section 3.7, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11.     Delay or Omission Not Waiver.

         (a) No delay or omission of the Trustee, any Holder of any Security with respect to the Securities or any holder of any Preferred Security to exercise any right or remedy accruing upon any Event of Default with respect to the Securities shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

         (b) Every right and remedy given by this Article V or by law to the Trustee or to the Holders and the right and remedy given to the holders of Preferred Securities by Section 5.8 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of Preferred Securities, as the case may be.

Section 5.12.     Control by Holders.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided that:

         (a) such direction shall not be in conflict with any rule of law or with this Indenture,

         (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, and

         (c) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

Section 5.13.     Waiver of Past Defaults.

         (a) The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities affected thereby and, the holders of a majority in aggregate Liquidation Amount (as defined in the Trust Agreement) of the Preferred Securities issued by the Issuer Trust may waive any past default hereunder and its consequences except a default:

                  (i) in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security (unless such default has been cured and the Company has paid to or deposited with the Trustee a sum sufficient to pay all matured installments of interest (including Additional Interest) and all principal of (and premium, if any on) all Securities due otherwise than by acceleration), or

                  (ii) in respect of a covenant or provision hereof that under
         Article IX cannot be modified or amended without the consent of each Holder of any Outstanding Security affected thereby.

         (b) Any such waiver shall be deemed to be on behalf of the Holders of all the Securities, or in the case of waiver by holders of Preferred Securities issued by the Issuer Trust, by all holders of Preferred Securities issued by the Issuer Trust.

         (c) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14.     Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security on or after the Stated Maturity.

Section 5.15.     Waiver of Usury, Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

Section 6.1.      Certain Duties and Responsibilities.

         (a)      Except during the continuance of an Event of Default,

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct except that:

                  (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section 6.1;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities.

         (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2.      Notice of Defaults.

         Within 90 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder with respect to the Securities, the Trustee shall transmit by mail to all Holders of Securities, as their names and addresses appear in the Securities Register, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities; and provided further, that, in the case of any default of the character specified in Section 5.1(c), no such notice to Holders of Securities shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section 6.2, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities.

Section 6.3.      Certain Rights of Trustee.

         Subject to the provisions of Section 6.1:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction; provided, however, that nothing herein shall relieve the Trustee of its obligations upon the occurrence of an Event of Default that has not been cured or waived to exercise with respect to the Securities such of the rights and powers vested in the Trustee by this Indenture, and to use the same degree of care and skill in exercising such rights and powers as a reasonably prudent person would use under the circumstances in the conduct of his own affairs.

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 6.4.      Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

Section 6.5.      May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Securities Registrar or such other agent.

Section 6.6.      Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 6.7.      Compensation and Reimbursement.

         (a) The Company agrees to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder in such amounts as the Company and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).

         (b) The Company agrees to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct.

         (c) Since the Issuer Trust is being formed solely to facilitate an investment in the Preferred Securities, the Company, as Holder of the Common Securities, hereby covenants to pay all debts and obligations (other than with respect to the Preferred Securities and the Common Securities) and all reasonable costs and expenses of the Issuer Trust (including without limitation all costs and expenses relating to the organization of the Issuer Trust, the fees and expenses of the trustees and all reasonable costs and expenses relating to the operation of the Issuer Trust) and to pay any and all taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed on the Issuer Trust by the United States, or any taxing authority, so that the net amounts received and retained by the Issuer Trust and the Property Trustee after paying such expenses will be equal to the amounts the Issuer Trust and the Property Trustee would have received had no such costs or expenses been incurred by or imposed on the Issuer Trust. The foregoing obligations of the Company are for the benefit of, and shall be enforceable by, any person to whom any such debts, obligations, costs, expenses and taxes are owed (each, a "Creditor") whether or not such Creditor has received notice thereof. Any such Creditor may enforce such obligations directly against the Company, and the Company irrevocably waives any right or remedy to require that any such Creditor take any action against the Issuer Trust or any other person before proceeding against the Company. The Company shall execute such additional agreements as may be necessary or desirable to give full effect to the foregoing.

         (d) The Company shall indemnify the Trustee, its directors, officers, employees and agents for, and hold them harmless against, any loss, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence, bad faith or willful misconduct, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the reasonable costs and expenses of defending against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall survive the termination of this Indenture or the resignation or removal of the Trustee.

         (e) When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(d) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Reform Act of 1978 or any successor statute.

Section 6.8.      Disqualification; Conflicting Interests.

         The Trustee for the Securities issued hereunder shall be subject to, and shall comply fully with, the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of said
Section 310(b).

Section 6.9.      Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee with respect to the Securities issued hereunder which shall be:

         (a) a Person organized and doing business under the laws of the United States of America or of any state or territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal, state, territorial or District of Columbia authority, or

         (b) an entity organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees; in either case having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 6.9, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Securities issued hereunder.

Section 6.10.     Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

         (b) The Trustee may resign at any time with respect to the Securities by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time with respect to the Securities by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

         (d) If at any time:

                  (i) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (ii) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (x) the Company, acting pursuant to the authority of a Board Resolution, may remove the Trustee with respect to the Securities issued hereunder, or (y) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities issued hereunder and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, subject to Section 5.14, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities and each appointment of a successor Trustee with respect to the Securities by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee with respect to the Securities and the address of its Corporate Trust Office.

Section 6.11.     Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in Section 6.11(a).

         (c) No successor Trustee shall accept its appointment unless, at the time of such acceptance, such successor Trustee shall be qualified and eligible under this Article VI.

Section 6.12.     Merger, Conversion, Consolidation or Succession to Business.

         Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

Section 6.13.     Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 6.14.     Appointment of Authenticating Agent.

         (a) The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities, which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be an entity organized and doing business under the laws of the United States of America, or of any state or territory thereof or of the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this
Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.

         (b) Any entity into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such entity shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent, which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities. Any successor Authenticating Agent upon acceptance hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

         (d) The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payment, subject to the provisions of Section 6.7.

         (e) If an appointment is made pursuant to this Section 6.14, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

        This is one of the Securities referred to in the within mentioned Indenture.

Dated:                                 BANKERS TRUST COMPANY,
                                       as Trustee

                                                By:
                                                   ----------------------------
                                                As Authenticating Agent


                                                By:
                                                   ----------------------------
                                                As Authenticating Agent


                                   ARTICLE VII

                      HOLDERS LISTS AND REPORTS BY TRUSTEE,
                            PAYING AGENT AND COMPANY

Section 7.1.      Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee:

         (a) quarterly, not more than 15 days after March 15, June 15, September 15, and December 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such dates, excluding from any such list names and addresses received by the Trustee in its capacity as Securities Registrar, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Securities Registrar.

Section 7.2.      Preservation of Information, Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

Section 7.3.      Reports by Trustee and Paying Agent.

         (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

         (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted within 60 days of January 31 in each calendar year, commencing with January 31, 2000.

         (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which any Securities are listed and also with the Commission. The Company will notify the Trustee when any Securities are listed on any securities exchange.

         (d) The Paying Agent shall comply with all withholding, backup withholding, tax and information reporting requirements under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder with respect to payments on, or with respect to, the Securities.

Section 7.4.      Reports by Company.

         The Company shall file or cause to be filed with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act. In the case of information, documents or reports required to be filed with the Commission pursuant to Section 13(a) or Section 15(d) of the Exchange Act, the Company shall file or cause the filing of such information documents or reports with the Trustee within 15 days after the same is required to be filed with the Commission.

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.1.      Company May Consolidate, Etc., Only on Certain Terms.

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

         (a) if the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the entity formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Company substantially as an entirety shall be an entity organized and existing under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any), and interest (including any Additional Interest) on all the Securities of every series and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; provided, however, that nothing herein shall be deemed to restrict or prohibit, and no supplemental indenture shall be required in the case of, the merger of a Principal Subsidiary Bank with and into a Principal Subsidiary Bank or the Company, the consolidation of Principal Subsidiary Banks into a Principal Subsidiary Bank or the Company, or the sale or other disposition of all or substantially all of the assets of any Principal Subsidiary Bank to another Principal Subsidiary Bank or the Company, if, in any such case in which the surviving, resulting or acquiring entity is not the Company, the Company would own, directly or indirectly, at least 80% of the voting securities of the Principal Subsidiary Bank (and of any other Principal Subsidiary Bank any voting securities of which are owned, directly or indirectly, by such Principal Subsidiary Bank) surviving such merger, resulting from such consolidation or acquiring such assets;

         (b) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would constitute an Event of Default, shall have occurred and be continuing; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of a transaction subject to this Section 8.1 but not requiring a supplemental indenture under paragraph (a) of this Section 8.1, an Officer's Certificate or Opinion of Counsel to the effect that the surviving, resulting or successor entity is legally bound by the Indenture and the Securities; and the Trustee, subject to
Section 6.1, may rely upon such Officers' Certificates and Opinions of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

Section 8.2.      Successor Company Substituted.

         (a) Upon any consolidation or merger by the Company with or into any other Person, or any conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety to any Person in accordance with Section 8.1, the successor entity formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and in the event of any such conveyance, transfer or lease the Company shall be discharged from all obligations and covenants under the Indenture and the Securities.

         (b) Such successor Person may cause to be executed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities that such successor Person thereafter shall cause to be executed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture.

         (c) In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 9.1.      Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend or waive any provision of this Indenture or enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained;

         (b) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company;

         (c) to facilitate the issuance of Securities in certificated or other definitive form;

         (d) to add to the covenants of the Company for the benefit of the Holders of the Securities or to surrender any right or power herein conferred upon the Company;

         (e) to add any additional Events of Default for the benefit of the Holders of the Securities;

         (f) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall not apply to any Outstanding Securities;

         (g) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (g) shall not adversely affect the interest of the Holders of Securities in any material respect or, in the case of the Securities issued to the Issuer Trust and for so long as any of the Preferred Securities issued by the Issuer Trust shall remain outstanding, the holders of such Preferred Securities;

         (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

         (i) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

Section 9.2.      Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

         (a) change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest) on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Stated Maturity thereof pursuant to Section 5.2, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date),

         (b) reduce the percentage in aggregate principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (c) modify any of the provisions of this Section, Section 5.13 or
Section 10.5, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby;

provided, further, that, in the case of the Securities issued to the Issuer Trust, so long as any of the Preferred Securities issued by the Issuer Trust remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such Preferred Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount (as defined in the Trust Agreement) of such Preferred Securities then outstanding unless and until the principal of (and premium, if any, on) the Securities and all accrued and (subject to Section 3.8) unpaid interest (including any Additional Interest) thereon have been paid in full, and
(ii) no amendment shall be made to Section 5.8 of this Indenture that would impair the rights of the holders of Preferred Securities issued by the Issuer Trust provided therein without the prior consent of the holders of each such Preferred Security then outstanding unless and until the principal of (and premium, if any, on) the Securities of such series and all accrued and (subject to Section 3.8) unpaid interest (including any Additional Interest) thereon have been paid in full.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.3.      Execution of Supplemental Indentures.

         In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent herein provided for relating to such action have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 9.4.      Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.5.      Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.6.      Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                    ARTICLE X

                                    COVENANTS

Section 10.1.     Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of the Securities that it will duly and punctually pay the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities in accordance with the terms of such Securities and this Indenture.

Section 10.2.     Maintenance of Office or Agency.

         (a) The Company will maintain in each Place of Payment an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         (b) The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

Section 10.3.     Money for Security Payments to be Held in Trust.

         (a) If the Company shall at any time act as its own Paying Agent with respect to the Securities, it will, on or before each due date of the principal of (and premium, if any) or interest (including Additional Interest) on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest (including Additional Interest) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

         (b) Whenever the Company shall have one or more Paying Agents, it will, prior to 10:00 a.m., New York City time, on each due date of the principal of (or premium, if any) or interest, including Additional Interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, including Additional Interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, including Additional Interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

         (c) The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of the principal of (and premium, if any) or interest (including Additional Interest) on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (ii) give the Trustee notice of any default by the Company (or any other obligor upon such Securities) in the making of any payment of principal (and premium, if any) or interest (including Additional Interest) in respect of any Security;

                  (iii) at any time during the continuance of any default with respect to the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (iv) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

         (d) The Company may, at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of (and premium, if any) or interest (including Additional Interest) on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest (including Additional Interest) has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 10.4.     Statement as to Compliance.

         The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.4, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

Section 10.5.     Waiver of Certain Covenants.

         Subject to the rights of holders of Preferred Securities specified in
Section 9.2, if any, the Company may omit in any particular instance to comply with any covenant or condition provided pursuant to Section 3.1, 9.1(c) or 9.1(d) with respect to the Securities, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

Section 10.6.     Additional Sums.

         So long as no Event of Default has occurred and is continuing and except as otherwise specified as contemplated by Section 2.1 or Section 3.1, if:
(a) the Issuer Trust is the Holder of all of the Outstanding Securities, and (b) a Tax Event described in clause (a) or (c) of the definition of "Tax Event" in
Section 1.1 hereof has occurred and is continuing in respect of the Issuer Trust, the Company shall pay the Issuer Trust (and its permitted successors or assigns under the Trust Agreement) for so long as the Issuer Trust (or its permitted successor or assignee) is the registered holder of the Outstanding Securities, such additional sums as may be necessary in order that the amount of Distributions (including any Additional Amount (as defined in the Trust Agreement)) then due and payable by the Issuer Trust on the Preferred Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of such Additional Taxes (the "Additional Sums"). Whenever in this Indenture or the Securities there is a reference in any context to the payment of principal of or interest on the Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest pursuant to Section 3.12 or the Securities shall not defer the payment of any Additional Sums that may be due and payable.

Section 10.7.     Additional Covenants.

         The Company covenants and agrees with each Holder of Securities that it shall not: (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock, or (b) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Securities, including the Company's obligations associated with the Outstanding Preferred Securities, (other than (i) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period or other event referred to below, (ii) as a result of a reclassification, exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (iv) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (v) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock) if at such time (A) there shall have occurred any event (x) of which the Company has actual knowledge that with the giving of notice or the lapse of time, or both, would constitute an Event of Default with respect to the Securities, and (y) which the Company shall not have taken reasonable steps to cure, (B) if the Securities are held by the Issuer Trust, the Company shall be in default with respect to its payment of any obligations under the Guarantee relating to the Preferred Securities issued by the Issuer Trust, or (C) the Company shall have given notice of its election to begin an Extension Period with respect to the Securities as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

         The Company also covenants with each Holder of Securities issued to the Issuer Trust (a) to hold, directly or indirectly, 100% of the Common Securities of the Issuer Trust, provided that any permitted successor of the Company as provided under Section 8.2 may succeed to the Company's ownership of such Common Securities, (b) as holder of such Common Securities, not to voluntarily terminate, windup or liquidate the Issuer Trust, other than (i) in connection with a distribution of the Securities to the holders of the Preferred Securities in liquidation of the Issuer Trust, or (ii) in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement, and (c) to use its reasonable efforts, consistent with the terms and provisions of the Trust Agreement, to cause the Issuer Trust to continue not to be taxable as a corporation for United States federal income tax purposes.

Section 10.8.     Federal Tax Reports.

         On or before December 15 of each year during which any Securities are outstanding, the Company shall furnish to each Paying Agent such information as may be reasonably requested by each Paying Agent in order that each Paying Agent may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Internal Revenue Code of 1986, as amended. Such information shall include the amount of original issue discount includible in income for each authorized minimum denomination of principal amount at Stated Maturity of outstanding Securities during such year.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

Section 11.1.     Applicability of this Article.

         Redemption of Securities as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that, if any provision of any such form of Security shall conflict with any provision of this Article XI, the provision of such form of Security shall govern.

Section 11.2.     Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, not less than 30 nor more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and, in the case of Securities held by the Issuer Trust, the Property Trustee under the Trust Agreement of such date and of the principal amount of Securities to be redeemed and provide the additional information required to be included in the notice or notices contemplated by
Section 11.4; provided, that, for so long as such Securities are held by the Issuer Trust, such notice shall be given not less than 45 nor more than 75 days prior to such Redemption Date (unless a shorter notice shall be satisfactory to the Property Trustee under the Trust Agreement). In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

Section 11.3.     Selection of Securities to be Redeemed.

         (a) If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         (b) The Trustee shall promptly notify the Company in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed.

Section 11.4.     Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register.

         With respect to Securities to be redeemed, each notice of redemption shall state:

         (a) the Redemption Date;

         (b) the Redemption Price or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price provided pursuant to the Indenture together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (if such an estimate of the Redemption Price is given, a subsequent notice shall be given as set forth above setting forth the Redemption Price promptly following the calculation thereof);

         (c) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

         (d) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date;

         (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

         (f) such other provisions as may be required in respect of the terms of the Securities; and

         (g) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable. The notice, if mailed in the manner provided above, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

Section 11.5.     Deposit of Redemption Price.

         Prior to 10:00 a.m., New York City time, on the Redemption Date specified in the notice of redemption given as provided in Section 11.4, the Company will deposit with the Trustee or with one or more Paying Agents (or if the Company is acting as its own Paying Agent, the Company will segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and any accrued interest (including Additional Interest) on, all the Securities (or portions thereof) that are to be redeemed on that date.

Section 11.6.     Payment of Securities Called for Redemption.

         (a) If any notice of redemption has been given as provided in Section 11.4, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date. On presentation and surrender of such Securities at a Place of Payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date; provided, however, that, installments of interest (including Additional Interest) whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.8.

         (b) Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Original Issue Date, Stated Maturity and terms.

         (c) If any Security called for redemption shall not be so paid under surrender thereof for redemption, the principal of and premium, if any, on such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 11.7. Right of Redemption of Securities Initially Issued to the Issuer Trust.

         (a) The Company, at its option, may redeem such Securities (i) on or after _________, 2004, in whole at any time or in part from time to time, or
(ii) upon the occurrence and during the continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event, at any time within 90 days following the occurrence and during the continuation of such Tax Event, Investment Company Event or Capital Treatment Event, in whole (but not in part), in each case at a Redemption Price specified in such Security, together with accrued interest (including Additional Interest) to the Redemption Date.

         (b) If less than all the Securities are to be redeemed, the aggregate principal amount of such Securities remaining Outstanding after giving effect to such redemption shall be sufficient to satisfy any provisions of the Trust Agreement.

                                   ARTICLE XII

                                  SINKING FUNDS

         Except as may be provided in any supplemental or amended indenture, no sinking fund shall be established or maintained for the retirement of Securities.

                                  ARTICLE XIII

                           SUBORDINATION OF SECURITIES

Section 13.1.     Securities Subordinate to Senior Indebtedness.

         The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of (and premium, if any) and interest (including any Additional Interest) on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

Section 13.2. No Payment When Senior Indebtedness in Default; Payment Over of Proceeds Upon Dissolution, Etc.

         (a) If the Company shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest (including Additional Interest) on any of the Securities, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities.

         (b) In the event of (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property, (ii) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (iii) any assignment by the Company for the benefit of creditors or
(iv) any other marshalling of the assets of the Company (each such event, if any, herein sometimes referred to as a "Proceeding"), all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other entity provided for by a plan of reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

         (c) In the event of any Proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities, and such other obligations. If, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other entity provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof and before all Senior Indebtedness shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

         (d) The Trustee and the Holders shall take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Indebtedness or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Indebtedness at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

         (e) The provisions of this Section 13.2 shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

         (f) The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

Section 13.3.     Payment Permitted if No Default.

         Nothing contained in this Article XIII or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time, except during the pendency of the conditions described in the first paragraph of
Section 13.2 or of any Proceeding referred to in Section 13.2, from making payments at any time of principal of (and premium, if any) or interest (including Additional Interest) on the Securities, or (b) the application by the Trustee of any monies deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest (including any Additional Interest) on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

Section 13.4.     Subrogation to Rights of Holders of Senior Indebtedness.

         Subject to the payment in full of all amounts due or to become due on all Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company that by its express terms is subordinated to Senior Indebtedness of the Company to substantially the same extent as the Securities are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium if any) and interest (including Additional Interest) on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

Section 13.5.     Provisions Solely to Define Relative Rights.

         The provisions of this Article XIII are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article XIII or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities as and when the same shall become due and payable in accordance with their terms; (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than their rights in relation to the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security (or to the extent expressly provided herein, the holder of any Preferred Security) from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, including filing and voting claims in any Proceeding, subject to the rights, if any, under this
Article XIII of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

Section 13.6.     Trustee to Effectuate Subordination.

         Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article XIII and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

Section 13.7      No Waiver of Subordination Provisions.

         (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

         (b) Without in any way limiting the generality of Section 13.7(a), the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to such Holders of the Securities and without impairing or releasing the subordination provided in this Article XIII or the obligations hereunder of such Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extent the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

Section 13.8.     Notice to Trustee.

         (a) The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article XIII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, agent or representative therefor; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, the payment of the principal of (and premium, if any, on) or interest (including any Additional Interest) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         (b) Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 13.9.     Reliance on Judicial Order or Certificate of Liquidating
                  Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, conservator, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII.

Section 13.10.    Trustee Not Fiduciary for Holders of Senior Indebtedness.

         The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

Section 13.11. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness that may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

Section 13.12.    Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XIII shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

Section 13.13.    Certain Conversions or Exchanges Deemed Payment.

         For purposes of this Article only, (a) the issuance and delivery of junior securities upon conversion or exchange of Securities shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any, on) or interest (including any Additional Interest) on such Securities or on account of the purchase or other acquisition of such Securities, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion or exchange of a Security shall be deemed to constitute payment on account of the principal of such security. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Company, and (ii) securities of the Company that are subordinated in right of payment to all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article.

                                    * * * *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                                       GOLD BANC CORPORATION, INC.


                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:


                                       BANKERS TRUST COMPANY,
                                                as Trustee


                                                By:
                                                   ----------------------------
                                                Name:
                                                Title:

                                     ANNEX A

                    FORM OF RESTRICTED SECURITIES CERTIFICATE



                        RESTRICTED SECURITIES CERTIFICATE

                  (For transfers pursuant to Section 3.6(b) of
                        the Indenture referred to below)



[                         ],
as Securities Registrar
[address]


Re: __ % Junior Subordinated Debentures of Gold Banc Corporation, Inc. (the "Securities")


         Reference is made to the Junior Subordinated Indenture, dated as of ______ __, 1999 (the "Indenture"), between Gold Banc Corporation, Inc., a Kansas corporation, and Bankers Trust Company, as Trustee. Terms used herein and defined in the Indenture or in Regulation S, Rule 144A or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used here as so defined.

         This certificate relates to $________ aggregate principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

         CUSIP No(s).

         CERTIFICATE No(s).

         CURRENTLY IN GLOBAL FORM:  Yes       No      (check one)
                                        ---      ---
         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (a) it is the sole beneficial owner of the Specified Securities or (b) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through a Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A, Rule 904 of Regulation S or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies that:

         (a) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                  (i) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                  (ii) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

         (b) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                  (i) the Owner is not a distributor of theSecurities, an affiliate of the Company or any such distributor or a person acting in behalf of any of the foregoing;

                  (ii) the offer of the Specified Securities was not made to a person in the United States;

                  (iii) either;

                                    (A) at the time the buy order was
                  originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                    (B) the transaction is being executed in, on
                  or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf know that the transaction has been prearranged with a buyer in the United States;

                  (iv) no directed selling efforts within the meaning of Rule 902 of Regulation S have been made in the United States by or on behalf of the Owner or any affiliate thereof; and

                  (v) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

         (c) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                  (i) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs
     (e), (f) and (h) of Rule 144;

                  (ii) the transfer is occurring after a holding period by the Owner of at least three years has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company; or

                  (iii) the Owner is a Qualified Institutional Buyer under Rule 144A or has acquired the Securities otherwise in accordance with Sections
     (a), (b) or (c) hereof and is transferring the Securities to an institutional accredited investor in a transaction exempt from the requirements of the Securities Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Underwriters (as defined in the Trust Agreement relating to the Issuer Trust to which the Securities were initially issued).



                                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate)


Dated:                                          By:
       --------------------                         ------------------------
                                                Name:
                                                Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)